© L i s a t a T h e r a p e u t i c s , I n c . 2 0 2 4 . A l l r i g h t s r e s e r v e d . Targeted Therapy Delivered David J. Mazzo, Ph.D. President and Chief Executive Officer www.lisata.com Corporate Presentation | August 12, 2024 Nasdaq: LSTA Exhibit 99.2

2 Forward-looking statements advisory This presentation contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this communication regarding strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management are forward-looking statements. In addition, when or if used in this communication, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict”, “target” and similar expressions and their variants, as they relate to Lisata or its management, may identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements relating to Lisata’s continued listing on the Nasdaq Capital Market; expectations regarding the capitalization, resources and ownership structure of Lisata; the approach Lisata is taking to discover, develop and commercialize novel therapeutics; the adequacy of Lisata’s capital to support its future operations and its ability to successfully initiate and complete clinical trials; and the difficulty in predicting the time and cost of development of Lisata’s product candidates. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the safety and efficacy of Lisata’s product candidates, decisions of regulatory authorities and the timing thereof, the duration and impact of regulatory delays in Lisata’s clinical programs, Lisata’s ability to finance its operations, the likelihood and timing of the receipt of future milestone and licensing fees, the future success of Lisata’s scientific studies, Lisata’s ability to successfully develop and commercialize drug candidates, the timing for starting and completing clinical trials, rapid technological change in Lisata’s markets, the ability of Lisata to protect its intellectual property rights and legislative, regulatory, political and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Lisata’s Annual Report on Form 10-K filed with the SEC on February 29, 2024, and in other documents filed by Lisata with the Securities and Exchange Commission. Except as required by applicable law, Lisata undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Disclosure

Lisata at a Glance Company Overview 3

Company Overview 4 Lisata Therapeutics (Nasdaq: LSTA) Projected cash runway into early 2026, funding all development programs through data A clinical stage therapeutics company rapidly developing a novel solid tumor targeting and penetration technology with TME* modifying properties to improve the efficacy of anti-cancer drugs Seasoned management with successful international drug development experience and expertise Platform technology “validated” by existing partnerships with potential for many others Multiple product and business milestones projected over the next 18 months Proprietary field- leading technology in underserved global indications *TME = Tumor Microenvironment

Seasoned leadership with proven track record in drug approvals worldwide 5 Kristen K. Buck, MD Executive Vice President of R&D and Chief Medical Officer  Dr. Buck is a board certified and licensed physician with >20 years of strategic global drug development, drug/device safety/epidemiology, FDA, and clinical practice experience. Gregory Berkin Chief Information Officer and Data Protection Officer James Nisco SVP of Finance and Treasury and Chief Accounting Officer Tariq Imam VP of BD and Operations and Corporate Counsel John Menditto VP of Investor Relations and Corporate Communications Bill Sietsema, PhD VP of Global Regulatory Affairs Ryan Quick VP of Chemistry, Manufacturing and Controls Detailed bios can be found at www.lisata.com David J. Mazzo, PhD President and Chief Executive Officer, Member of the Board of Directors  With >40 years of experience, Dr. Mazzo is a global pharmaceutical executive noted for his strategic prowess and his vast experience developing and launching new products across all therapeutical areas. Company Overview

Accomplished, industry veteran, independent board directors Detailed bios can be found at www.lisata.com 6 Gregory B. Brown, MD Chairman Biopharma executive with expertise in evaluating scientific, technical, clinical, and medical products as well as in healthcare systems and payor/reimbursement dynamics. Steven M. Klosk Director Pharma executive with 25+ years of experience in the pharmaceutical CDMO industry and proven leadership across all stages of product development. Cynthia L. Flowers Director Biopharma executive with extensive experience in leading and managing companies during transformative years of growth, particularly when it comes to commercialization of products in many therapeutic areas including oncology. Mohammad Azab, MD, MSc, MBA Director Pharma executive with 30+ years of experience in clinical research, business management, and global development, bringing multiple drugs to market across oncology and other therapeutic areas. Heidi Henson Director Senior executive with over two decades of financial operations experience with both public and private companies. Company Overview

Therapeutic Focus and Rationale Problem, Solution and Approach 7

Improved solid tumor treatment remains a vital, growing global need Therapeutic Focus and Rationale 8 2022 20 million new cases2 9.7 million deaths 2050 35 million new cases2 18.5 million deaths 77% In 2023, in the U.S. alone, of ~2 million newly diagnosed cancer cases, >90% were solid tumors1 1 https://seer.cancer.gov/statfacts/html/common.html; data retrieved November 2, 2023. 2 https://gco.iarc.who.int/tomorrow/en/dataviz/tables?mode=population&years=2050&types=1&populations=903_904_905_908_909_935_900; data retrieved Feb 12, 2024. Examples of solid tumors include cancers of the lung, breast, pancreas, liver, bile duct, kidneys, ovaries, brain, colon, prostate, esophagus, and head & neck projected

9 Therapeutic Focus and Rationale Current solid tumor treatments & patient outcomes are suboptimal Diagram: Abizanda-Campo, S. et al, Microsyst Nanoeng 9, 154 (2023)  Tumor stroma acts as a physical barrier to anti-cancer agents  An immunosuppressive tumor microenvironment (TME) contributes to tumor resistance and/or metastases  Prolonged or escalated dosing of non-targeted anti-cancer therapies generally leads to intolerable off-target side effects A challenging tumor microenvironment complicates “targeting” and “penetration”

Maximizing solid tumor treatment success Step 1 Employ a tumor selective RGD motif Optimize Tumor Targeting OBJECTIVE: APPROACH: Step 2 Employ Internalizing RGD (iRGD) peptide to trigger CendR active transport mechanism Enhance Tumor Penetration OBJECTIVE: APPROACH: Step 3 Employ a specific iRGD that reduces immunosuppressive T cells, recruits cytotoxic T cells and inhibits metastases Modify the TME OBJECTIVE: APPROACH: A rational drug development approach to overcoming the obstacles to achieving optimized outcomes for patients with solid tumors Certepetide now in mid- to late-stage clinical development for solid tumor treatments based on a large body of preclinical evidence Result 10 Therapeutic Focus and Rationale

Therapeutic Focus and Rationale

Certepetide promises optimized solid tumor treatment outcomes

Certepetide converts tumor stroma from a barrier to a conduit for anti-cancer drugs

Certepetide combats resistance and metastases[1]

- Selectively depletes immunosuppressive T cells while enhancing the concentration of cytotoxic T cells
- Inhibits the metastatic cascade

Certepetide is agnostic to the modality of the companion anti-cancer therapy

- Effective with co-administered or molecularly bound (tethered) anti-cancer therapies
- Co-administration presents an initial streamlined development path to registration
- Tethering creates a new chemical entity providing new compound patent protection

[1] Sugahara, et al. Mol Cancer Ther; 14(1) January 2015; Hamilton, et al., J MolMed. April 2015; and Miyamura, et al., bioRxiv. May 2023.

11

Certepetide development strategy is composed of two main pillars Therapeutic Focus and Rationale 12 Pursue rapid global registration in pancreatic ductal adenocarcinoma (mPDAC), initially combined with gemcitabine/nab-paclitaxel standard-of-care (SoC)  Phase 2b 100% enrolled  By 2030, pancreatic cancer is predicted to become the second most common cause of cancer mortality1  Today, only 3% of people diagnosed with pancreatic cancer will survive for 5 years  Current life expectancy at the time of diagnosis is just 4.6 months Focus on Pancreatic Cancer & Other Advanced Solid Tumors 1 Europe Is Facing a Pancreatic Cancer Emergency - Medscape - January 25, 2024. Demonstrate certepetide effectiveness when combined with a variety of SoC regimens (e.g., chemotherapy, immunotherapy, etc.) in a variety of solid tumors  Multiple Phase 1b/2a studies underway

Partnerships Noteworthy existing relationships and potential for many more 13

Existing partnerships support certepetide’s promise and broad applicability Strategic commercial partnership in China with Qilu Pharmaceutical  Qilu granted exclusive rights to certepetide in China, Taiwan, Hong Kong and Macau  Qilu assumes all development and commercialization responsibilities/costs in licensed territories • Strategy and activities under the auspices of a Joint Steering Committee with Lisata executives  Lisata collected $15 million in milestones to date  Potential for additional $221 million in milestones plus royalties on sales to Lisata R&D alliances contribute resources with minimal commercial interest in certepetide  Australasian Gastro-Intestinal Trials Group - Clinical Trialists Consortium (Australia & New Zealand)  WARPNINE - Foundation (Australia) Additional partnership opportunities exist for many combinations with certepetide  By indication, modality of co-administered drug(s), and/or geography Partnerships 14

15 Certepetide (formerly LSTA1) Strong Scientific Foundation and Rationale

Certepetide - Strong Scientific Foundation and Rationale

Certepetide selective tumor targeting & penetration mechanism of action


Certepetide
αvβ3 and/or αvβ5
Surface of target cells*

1 Integrin binding

Certepetide is a 9-amino acid cycle peptide with high binding specificity and affinity for αvβ3 and/or αvβ5 integrins that are upregulated on target cells.

**Tumor cells and tumor vascular endothelial cells (components of the tumor stroma)*


Proteolytic cleavage
Disulfide bond reduction
CendR fragment
NRP-1
Bound CendR fragment
Activation of CendR transport pathway

2 Proteolytic cleavage

Bound certepetide is proteolytically-cleaved in the tumor microenvironment (TME) resulting in a C-end Rule (CendR) linear peptide fragment.

3 Neuropilin-1 binding

The CendR fragment binds with high affinity and specificity to neuropilin-1 (NRP-1), an adjacent receptor on the same or nearby cell, activating the CendR active transport pathway[1] and triggering tumor penetration.


Anti-cancer modalities
Certepetide
Chemo
Cell therapy
IO
sRNA
Microvesicle
Surface of target cells
CendR active transport mechanism
To next cell

4 Resulting tumor penetration

CendR pathway actuation triggers encapsulation of circulating co-administered anti-cancer drugs, ferrying them through the stroma into the tumor.

[Not pictured] Certepetide depletes immunosuppressive T cells and enhances cytotoxic T cells in the TME, while inhibiting metastases. Simplified rendition. Microvesicles can fuse to form channels across single cells.

[1] Ding et al., Nature Comm, 2019.

16

Certepetide selectively and efficiently facilitates intratumoral penetration 1 Braun et al., Nature Mater. 2014. 2 Liu, Braun et al., Nature Comm. 2017. 17 Certepetide - Strong Scientific Foundation and Rationale Whole body imaging of mice with pancreatic ductal adenocarcinoma (arrow) dosed with Fluorescent Quantum Dots (FQDs) with and without certepetide  Circulating FQDs result in whole body fluorescence  Etching solution quenches fluorescence in circulation Certepetide provides targeted tumor penetration tumor tumor FQDs + Etching solution All FQDs in circulation Certepetide + FQDs + Etching solution All FQDs in tumor

Certepetide - Strong Scientific Foundation and Rationale

Certepetide/iRGD activity & broad applicability consistently demonstrated

Sampling of >350 scientific publications showing improved survival with certepetide/iRGD

Lung cancer + gemcitabine

Zhang, et al., *Plos One*, 2015


PBS
iRGD
Gemcitabine
Gemcitabine+iRGD
Tumor volume (mm³)
Days

Breast cancer + nanoparticle Abraxane

Sugahara, et al., *Science*, 2010


PBS
ABX
iRGD-ABX (conjugate)
iRGD + ABX (combination)
Tumor volume (mm³)
Days of treatment

Breast cancer + Herceptin®

Sugahara, et al., *Science*, 2010


PBS
Herceptin 3 mg/kg
Herceptin 3 mg/kg + iRGD
Herceptin 9 mg/kg
Herceptin 9 mg/kg + iRGD
iRGD
Days of treatment

PDAC + irinotecan nanoparticles

Liu X et al., J Clin Invest, 2017


Survival rate (%)
Ir-silicasome + iRGD
Ir-silicasome
iRGD
PBS
Days

Orthotopically transplanted KPC PDAC tumors iRGD + irinotecan nanoparticles (i.v. co-admin)

PDAC + gemcitabine

Hurtado de Mendoza et al, Nature Comms, 2021


iRGD Gem
Gem only
(●: censored)
(p = 0.0197)
Percent survival
Days

KPC mice genetically engineered to develop PDAC iRGD + gemcitabine (i.v. co-admin)

GI cancer + adoptive cell therapy

Ding, et al., *Nature*, 2019


Control
IL-2
CTL
CTL+iRGD
CTL-iRGD
PD1-KO-CTL
PD1-KO-CTL+iRGD
PD1-KO-CTL-iRGD
Tumor volume (mm3)
Days post tumor challenge (days)

18

N= # of study participants Median Overall Survival Median Progression-Free Survival Objective Response Rate Complete Response Partial Response Stable Disease Progressive Disease Disease Control Rate 16 weeks CA19-9 >20% drop Gemcitabine + Nab-paclitaxel1 N=431 8.5 mos. 5.5 mos. 23% (99) 0.2% (1) 23% (98) 27% (118) 20% (86) 48% 61% Endpoints 1 Von Hoff D, et al., New England Journal of Medicine, 2013. 2 Dean A, et al., The Lancet Gastroenterology & Hepatology, 2022. N=31 13.2 mos. 9.7 mos. 59% (17) 3.4% (1) 55% (16) 31% (9) 10.3% (3) 79% 96% Certepetide + Gemcitabine + Nab-paclitaxel2 19 Certepetide Ph 1b/2a results: Compelling improvement of SoC efficacy  Certepetide well-tolerated with no dose-limiting toxicities  Safety of certepetide + SoC consistent with SoC alone First-line, mPDAC patients from 3 sites in Australia Certepetide - Strong Scientific Foundation and Rationale

1 Von Hoff D, et al., New England Journal of Medicine, 2013. 2 Dean A, et al., The Lancet Gastroenterology & Hepatology, 2022 1.0 3.0 5.0 7.0 9.0 11.0 13.0 Median Overall Survival (Months) Median Progression Free Survival (Months) M on th s Gemcitabine + Nab-paclitaxel Gemcitabine + Nab-paclitaxel + certepetide 13.2 months 8.5 months 5.5 months 9.7 months 55% Improvement in median OS 76% Improvement in median PFS Certepetide Ph 1b/2a results: Improved survival vs. SoC alone 20 1 2 Certepetide - Strong Scientific Foundation and Rationale

0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% Complete Response Partial Response Objective Response Rate Disease Control Rate at 16 weeks CA19-9 >20% drop Gemcitabine + Nab-paclitaxel Gemcitabine + Nab-paclitaxel + certepetide 1 Von Hoff D, et al., New England Journal of Medicine, 2013. 2 Dean A, et al., The Lancet Gastroenterology & Hepatology, 2022 59% 23% 3.4%0.1% 55% 23% 48% 79% 61% 96% 21 Certepetide Ph 1b/2a results: Consistent improvement across associated endpoints 1 2 Certepetide - Strong Scientific Foundation and Rationale

Certepetide - Strong Scientific Foundation and Rationale

Evidence of certepetide activity in other solid tumors

Certepetide potentiated a complete response in metastatic gastroesophageal adenocarcinoma (mGEAC)

- 53-year-old male with mGEAC with significant (> 5cm) nodal metastases (June 2022)
- SoC combination chemotherapy (FOLFIRINOX) and radiotherapy, with immunotherapy (pembrolizumab) later added resulting in partial response
- Certepetide added to above regimen at cycle 7 and exploratory laparoscopy after cycle 18 (September 2022) showed no discernable disease – deemed a **complete response**

FDG-PET* scan June 2022 | FDG-PET scan Sept. 2022


53Y
7/06/2022
53Y
STUDY 9/08/2022
R

Reduction in FDG activity demonstrated[1]

*Fluorodeoxyglucose (FDG)-positron emission tomography (PET)

[1] Buck, K.K, Dean, A., McSweeney, T. LSTA1 Potentiates Complete Response in Metastatic Gastroesophageal Adenocarcinoma. Oncol Cancer Case Rep. 2023, 9(6), 001-003

22

23 Certepetide Clinical/Regulatory Development Portfolio

Certepetide – Clinical / Regulatory Development Portfolio Certepetide regulatory designations and implications 24 FDA Fast Track Designation  Certepetide received Fast Track Designation from FDA for pancreatic cancer  More frequent communication with and program-specific guidance from FDA  Eligible for Accelerated Approval, Priority Review and Rolling Review Orphan Drug Designation  Certepetide received Orphan Drug Designation from FDA and EMA for pancreatic cancer, from FDA for malignant glioma, and from FDA for osteosarcoma  Incentives such as tax credits, marketing exclusivity, fee waivers and grant eligibility to support clinical trials  Specialized regulatory assistance from FDA's Office of Orphan Products Development FDA Rare Pediatric Disease Designation  Certepetide received Rare Pediatric Disease Designation from FDA for osteosarcoma  Eligible for Priority Review Voucher that can be redeemed to receive a priority review for any subsequent marketing application, or may be sold or transferred  Historically, vouchers have sold for $350 million USD and, more recently, have sold for $75-$100 million USD

Certepetide – Clinical / Regulatory Development Portfolio

Certepetide capital efficient development plan

Sponsor(s)	Indication	Description	Current Phase
AGITG/Lisata	*First-line mPDAC*	▪ **ASCEND:** Phase 2b, placebo-controlled trial (N=158) ▪ *Gemcitabine/nab-paclitaxel + certepetide or placebo* ▪ Australia/New Zealand	Enrollment complete
Lisata	*First- and Second-line Cholangiocarcinoma (CCA)*	▪ **BOLSTER:** Phase 2a, placebo-controlled trial (N=80) ▪ *1L CCA: Gemcitabine/cisplatin/durvalumab with certepetide or placebo* ▪ *2L CCA: FOLFOX with certepetide or placebo* ▪ United States	1L CCA Enrollment complete 2L CCA Enrolling soon
KUCC/Lisata *Investigator-initiated trial*	*Pancreatic, Colon, and Appendiceal Cancers*	▪ **CENDIFOX:** Phase 1b/2a, open-label trial (N=51) ▪ *FOLFIRINOX + panitumumab* + certepetide* ▪ United States	Enrolling
Qilu/Lisata	*First-line mPDAC*	▪ Phase 1b/2a, open-label trial (N=41) ▪ *Gemcitabine/nab-paclitaxel + certepetide* ▪ China	Enrollment complete
WARPNINE/Lisata	*Locally advanced, non-resectable PDAC*	▪ **iLSTA:** Phase 1b/2a, open-label trial (N=30) ▪ *Gemcitabine/nab-paclitaxel/durvalumab + certepetide* ▪ Australia	Enrolling
Tartu University/Lisata *Investigator-initiated trial*	*First-line Glioblastoma Multiforme (GBM)*	▪ Phase 2a, placebo-controlled trial (N=30) ▪ *Temozolomide +/- certepetide* ▪ Estonia/Latvia	Enrolling
Qilu/Lisata	*First-line mPDAC*	▪ Phase 2, placebo-controlled trial (N=120) ▪ *Gemcitabine/nab-paclitaxel + certepetide* ▪ China	Enrolling
Lisata	*Second-line mPDAC*	▪ **FORTIFIDE:** Phase 1b/2a placebo-controlled trial (N=30) ▪ Gemcitabine/nab-paclitaxel + continuous infusion of certepetide/placebo ▪ United States	Enrolling soon

Current Phase columns: Phase 1 | Phase 2 | Phase 3

Note: *Panitumumab may be added for colorectal or appendiceal patients without Ras mutation.*

25

Development Milestones 26

Development Milestones

A wealth of anticipated key certepetide milestones


2Q 2023
3Q 2023
4Q 2023
1Q 2024
2Q 2024
3Q 2024
4Q 2024
1Q 2025
2Q 2025
3Q 2025
4Q 2025
1Q 2026
ASCEND [AUS, NZ]
First-line mPDAC
Enrolling
Futility analysis
Cohort A
top-line data
Final PFS/OS
data
BOLSTER [USA]
First- and second-line CCA
1L CCA FPI
1L CCA LPI
Achieved 6 months early
2L CCA FPI
2L CCA LPI
1L & 2L
OS data
CENDIFOX [USA]
Pancreatic, Colon and
Appendiceal Cancers
Enrolling
PDAC cohort
Colon/Appendiceal
cohorts
Qilu: Phase 1b/2a [CHN]
First-line mPDAC
Preliminary PFS data
Final data
iLSTA [AUS]
Non-resectable mPDAC
Enrolling
Final 6-month
PFS/OS data
Phase 2a [EST, LATV]
First-line GBM
Enrolling
Safety run-in analysis
Final PFS/OS
data
Qilu: Phase 2 [CHN]
First-line mPDAC
Enrolling
ORR
data
FORTIFIDE [USA]
Second-line mPDAC
Biomarker
Data
Final PFS/OS
data
First patient in
Last patient in
Interim analysis
Safety run-in analysis
Data
Final data
Milestone achieved

**Several of these studies are investigator-initiated trials. Lisata has limited control and thus, timelines and expectations may be subject to change.*

- PFS: Progression-free Survival
- OS: Overall Survival
- ORR: Objective Response Rate

27

Financial Highlights 28

Capital projected to fund all clinical programs to data Financial Highlights 29 $38.3M Cash & Investments As of 6/30/2024 $0 Debt 1Q2026 Projected Cash Runway Into 8.3 million sharesCommon Shares Outstanding (6/30/2024): 1.5 million shares Options Outstanding (6/30/2024): Exercise Price: $0.02 - $4.22 = 1,216,100 shares Exercise Price: > $4.22 = 237,800 shares 1.4 million shares Warrants Outstanding (6/30/2024): Weighted Average Exercise Price: $42.51

Investment Thesis  Promising asset based on a body of compelling data  Rational and focused development program  Highly experienced management team  Financially stable company 30

* As of 6/30/2024; includes investments Key factors supporting investment in Lisata Therapeutics 31 Strong Investment Rationale PEOPLE Seasoned management with successful international development experience and expertise INTELLECTUAL PROPERTY Proprietary field-leading technology in underserved global indications MILESTONES Multiple projected product and business milestones over the next 18 months CAPITAL $38.3 million cash*- no debt; Development funded through critical data milestones PARTNERING Platform technology “validated” by existing partnerships with potential for many others

© L i s a t a T h e r a p e u t i c s , I n c . 2 0 2 4 . A l l r i g h t s r e s e r v e d . Investor Relations Contact: John D. Menditto VP, IR & Corporate Communications o: (908) 842-0084 | e: jmenditto@lisata.com Nasdaq: LSTA | www.lisata.com Targeted Therapy Delivered

Appendix 33

Appendix

Certepetide capital efficient development plan

Development Partner(s) [Development Venue]	Indication and Trial Product/Comparator	Stage of Development	Strategic Rationale
Lisata/AGITG [Australia/New Zealand]	First-line mPDAC; Gemcitabine/nab-paclitaxel with certepetide or placebo	Phase 2b (**ASCEND**)	Corroborate Phase 1b results in a placebo-controlled trial and evaluate 2 dose regimens of certepetide for dose optimization
Lisata [United States]	First- and Second-line Cholangiocarcinoma (CCA); 1L CCA: Gemcitabine/cisplatin/durvalumab + certepetide or placebo 2L CCA: FOLFOX + certepetide or placebo	Phase 2a (**BOLSTER**)	Assess certepetide safety and effectiveness in cholangiocarcinoma in a placebo-controlled trial (proof-of-concept)
KUCC/Lisata* [United States]	Pancreatic, Colon & Appendiceal Cancers; FOLFIRINOX + panitumumab** with certepetide	Phase 1b/2a (**CENDIFOX**)	Tumor immuno-profiling pre- & post- treatment and certepetide effectiveness assessment in combination with chemo and an EGFR inhibitor (open-label)
Qilu [China]	First-line mPDAC; Gemcitabine/nab-paclitaxel + certepetide	Phase 1b/2a	Assess safety, PK and therapeutic effect of certepetide in Chinese patients (open-label)
WARPNINE/Lisata [Australia]	Locally Advanced, Non-Resectable PDAC; Gemcitabine/nab-paclitaxel/durvalumab + certepetide	Phase 1b/2a (**iLSTA**)	Assess certepetide safety and effectiveness in combination with IO & Chemo in locally advanced PDAC; determine if inoperable tumors can become operable (open-label)
Tartu University/Lisata* [Estonia/Latvia]	First-line Glioblastoma Multiforme (GBM); Temozolomide +/- certepetide	Phase 2a	Assess certepetide safety and effectiveness in additional tumor type (GBM) in a placebo-controlled trial
Qilu [China]	First-line mPDAC; Gemcitabine/Nab-paclitaxel + certepetide	Phase 2b	Continue development of certepetide in China (placebo controlled)
Lisata [United States]	Second-line mPDAC; Gemcitabine/nab-paclitaxel + continuous infusion of certepetide or placebo	Phase 1b/2a (**FORTIFIDE**)	Evaluate the safety, tolerability, and efficacy of a 4-hour continuous infusion of certepetide in combination with SoC in subjects with mPDAC who have progressed on FOLFIRINOX. Haystack MRD™ technology to measure ctDNA for early efficacy exploration.

**Investigator-initiated trial*
***Panitumumab may be added for colorectal or appendiceal patients without Ras mutation*

34

Appendix

ASCEND: Phase 2b, blinded, randomized trial in mPDAC

Sponsor/Partner	▪ Australasian Gastro-Intestinal Trials Group (AGITG) in collaboration with the NHMRC Clinical Trials Centre at the University of Sydney ▪ Lisata funded (LSTA eligible for ~43% rebate on all qualified R&D expenses in AUS)
Objective	▪ Corroborate Phase 1b results in a placebo-controlled study ▪ Determine if a second dose of certepetide further improves patient outcomes
Design	▪ Phase 2b randomized, double-blind study in mPDAC testing gemcitabine + nab-paclitaxel SoC with one of two certepetide dose regimens or placebo
Study Size	▪ N=158 (~30 sites in Australia and New Zealand)
Endpoints	▪ Primary: Progression Free Survival ▪ Secondary: AEs, SAEs, Overall Survival, Objective Tumor Response Rate
Timing	▪ Enrollment completed December 2023 ▪ Earliest possible data 4Q24

35

R INTERVENTION Arm (N=60) • Nab-paclitaxel 125 mg/m2 IV • Certepetide 3.2 mg/kg IV • Gemcitabine 1000 mg/m2 IV Dose on days 1, 8, 15 every 28 days CONTROL Arm (N=30) • Nab-paclitaxel 125 mg/m2 IV • Matching certepetide Placebo IV • Gemcitabine 1000 mg/m2 IV Dose on days 1, 8, 15 every 28 days INTERVENTION Arm (N=40) • Nab-paclitaxel 125 mg/m2 IV • Certepetide 3.2 mg/kg IV • Gemcitabine 1000 mg/m2 IV • Certepetide 3.2 mg/kg IV 4 hours later Dose on days 1, 8, 15 every 28 days INTERVENTION Arm (N=20) • Nab-paclitaxel 125 mg/m2 IV • Matching certepetide Placebo IV • Gemcitabine 1000 mg/m2 IV • Matching Placebo certepetide IV 4 hours later Dose on days 1, 8, 15 every 28 days R R Cohort A Cohort B 1:1 2:1 2:1 One dose of certepetide assessed Two doses of certepetide assessed Endpoints • Progression Free Survival (PFS) • ORR • OS • Safety • QoL • Exploratory Endpoints • Sponsor/Partner: AGITG in collaboration with the NHMRC Clinical Trial Centre at the University of Sydney • LSTA funded • Timing: Enrollment completed December 2023; Earliest possible data 4Q24Phase 2b randomized, double- blind study in mPDAC testing gemcitabine + nab-paclitaxel (SoC) with two certepetide dose regimens or placebo ASCEND: Phase 2b, blinded, randomized trial in mPDAC Appendix 36

 Qilu Pharmaceutical (funds all development in China)Sponsor/Partner  Evaluate safety, pharmacokinetics and preliminary efficacy of certepetide added to SoC in Chinese patients with mPDAC Objective  Phase 1b/2a open-label study in advanced mPDAC patients of Chinese ethnicity testing SoC chemotherapy (gemcitabine + Qilu-produced nab-paclitaxel) in combination with certepetide Design  N=50 (~15 sites)Study Size  Primary: AEs, SAEs, Objective Response Rate, Duration of Response, Disease Control Rate, Overall Survival, and Progression Free Survival  Secondary: Pharmacokinetic parameters Endpoints  Final data anticipated 2H2024Timing Appendix 37 Phase 1b/2a open-label trial in mPDAC in China

7 Day Safety Evaluation Certepetide 1.6 mg/kg + nab-pac* + gem Days 1, 8, and 15 every 28 days Confirm Eligibility Informed Consent Extension Stage mPDAC 1.6 mg/kg certepetide Day 1 Phase 1b/2a study evaluating the safety, pharmacokinetics, and preliminary efficacy of certepetide for injection in Chinese patients with advanced metastatic pancreatic ductal adenocarcinoma mPDAC 3.2 mg/kg certepetide Day 1 7 Day Safety Evaluation Certepetide 3.2 mg/kg + nab-pac* + gem Days 1, 8, and 15 every 28 days Phase 1b N=3 N=3 Phase 2 Extension N=10-12 N=10-12 N=30-50 Disease Progression Response rates PFS OS Safety • Sponsor/Partner: Qilu Pharmaceutical (funds all development in China) • Timing: Final data anticipated 2H2024 *Qilu produced Phase 1b/2a open-label trial in mPDAC in China Appendix 38

 University of Kansas Medical Center (Investigator initiated trial in U.S.)  KUCC funded; Lisata provides certepetide Sponsor/Partner  Evaluate the safety and therapeutic effect of certepetide in combination with neoadjuvant FOLFIRINOX- based therapies and an EGFR inhibitor for the treatment of pancreatic, colon and appendiceal cancers and determine immuno-profiling in tumor pre- & post- treatment Objective  Phase 1b/2a open-label study in resectable pancreatic, colon with oligo metastases and appendiceal with peritoneal metastases cancers testing SoC chemotherapy (neoadjuvant FOLFIRINOX-based therapies) with certepetide ± panitumumab Design  N=51 (21 PDAC, 15 colon and 15 appendiceal) Study Size  Primary: Drug Safety  Secondary: Overall Survival, Disease-free Survival, Overall Response Rate, RO Resection Rate, Pathological Response Rate Endpoints  Enrollment completion target 4Q24Timing CENDIFOX: Phase 1b/2a open-label trial in PDAC and other cancers Appendix 39

Appendix

CENDIFOX: Phase 1b/2a open-label trial in PDAC and other cancers

Phase 1b/2a open-label trial of certepetide in combination with neoadjuvant FOLFIRINOX based therapies in pancreatic, colon and appendiceal cancers (CENDIFOX)

- Sponsor/Partner: University of Kansas Medical Center (ITT)
- KUCC funded: Lisata provides certepetide
- Timing: Enrollment completion target 4Q24


COHORT 1
Resectable and borderline resectable PDAC
COHORT 2
Colon and appendiceal cancer with peritoneal mets
COHORT 3
Colon cancer with oligo metastatic disease
Tissue immune profiling
Biopsy if archival tissue not available
FOLFIRINOX
X
3 Cycles
(± Panitumumab if RAS/BRAF wildtype - Cohorts 2, 3)
Repeat Biopsy ~72 hours after C3D1 tx
Tissue immune profiling
FOLFIRINOX
(± Panitumumab if RAS/BRAF wildtype - Cohorts 2, 3)
+
Certepetide
X
3, 6, or 9 Cycles
Surgery
Resume
Standard of Care

Key Objectives:
- Pathological response
- Immune response pre- & post-treatment
- PFS, OS

40

 Lisata (U.S.)Sponsor/Partner  Evaluate the preliminary efficacy, safety and tolerability of certepetide in combination with standards of care in subjects with first- and second-line cholangiocarcinoma Objective  Phase 2 randomized, double-blind, placebo-controlled, proof-of-concept trial in first- and second-line cholangiocarcinoma testing corresponding SoC with certepetide or placebo Design  N=80 (N=40 per tumor type)  1:1 SoC + certepetide or SoC + placebo Study Size  Primary: OS  Secondary: Safety, ORR, PFS Endpoints  Enrollment completed for 1L CCA  Enrollment anticipated July 2024 for 2L CCA Timing BOLSTER: Phase 2 blinded, randomized trial in Cholangiocarcinoma Appendix 41

Appendix

BOLSTER: Phase 2 blinded, randomized PoC trial in various cancers

Phase 2a, double-blind, placebo-controlled, multi-center, randomized study evaluating certepetide when added to standard of care (SoC) versus standard of care alone in subjects with first- and second-line cholangiocarcinoma

- Sponsor: Lisata
- Timing:
  - Enrollment completed for 1L CCA
  - Enrollment anticipated July 2024 for 2L CCA



Confirm Eligibility
Informed Consent
1st line Cholangiocarcinoma (CCA)
N=20
R
N=20
72-hour run-in without SoC
Certepetide + cisplatin/gemcitabine/durvalumab
Dosed on Days 1, 8 every 21 days X 8 cycles
Placebo + cisplatin/gemcitabine/durvalumab
Disease Progression
Response rates
Safety
Survival Analysis
Confirm Eligibility
Informed Consent
2nd line Cholangiocarcinoma (CCA)
N=20
R
N=20
72-hour run-in without SoC
Certepetide + FOLFOX
Dosed every 14 days
Placebo + FOLFOX
Disease Progression
Response rates
Safety
Survival Analysis

42

 Qilu Pharmaceutical (funds all development in China)Sponsor/Partner  Further evaluate safety and therapeutic efficacy of certepetide when added to SoC in Chinese patients with locally advanced unresectable mPDAC Objective  Phase 2b, double-blind, placebo-controlled, randomized study evaluating certepetide + SoC (Qilu-produced nab-paclitaxel and gemcitabine) vs. placebo + SoC Design  N=120 (1:1 SoC + certepetide or SoC + placebo)Study Size  Objective response rate, progression free survival, duration of response, disease control rate, overall survival  Safety Endpoints  Trial initiated 2Q24Timing Appendix 43 Phase 2 double-blind, placebo-controlled trial in mPDAC in China

Days 1, 8, 15 and every 28 days Disease Progression Response rates PFS Safety Gemcitabine + Qilu produced nab-paclitaxel + certepetide 3.2 mg/kg Confirm Eligibility Informed Consent 1:1 Survival AnalysismPDAC R Gemcitabine + Qilu produced nab-paclitaxel + placebo N=60 N=60 Phase 2b, double-blind, placebo-controlled, randomized, multicenter study evaluating the safety and efficacy of certepetide when added to standard of care (nab-paclitaxel and gemcitabine) vs. standard of care alone and placebo in Chinese subjects with locally advanced unresectable mPDAC • Sponsor/Partner: Qilu Pharmaceutical (funds all development in China) • Timing: Trial initiated 2Q24 Phase 2 blinded, placebo-controlled trial in mPDAC in China Appendix 44

 WARPNINE, Inc. (registered charity in Australia) is funding trial  Lisata providing study drug Sponsor/Partner  Evaluate safety and therapeutic effect of LSTA1 in combination with IO & Chemo in locally advanced non-resectable pancreatic ductal adenocarcinoma (PDAC); determine if inoperable tumors can become operable Objective  Phase 1b/2a proof-of-concept safety and early efficacy study of LSTA1 in combination with durvalumab, gemcitabine and nab-paclitaxel, as first-line treatment in locally advanced non-resectable pancreatic adenocarcinoma Design  N=30Study Size  Safety and tolerability; 28-day DLTs  Objective response rate, PFS, OS, duration of response, immune cell infiltration Endpoints  Enrollment commenced April 2023Timing Appendix 45 iLSTA: Phase 1b/2a trial in locally advanced PDAC with chemo & IO

Appendix

iLSTA: Phase 1b/2a trial in locally advanced PDAC with chemo & IO

Phase 1b/2a proof-of-concept safety and early efficacy study of LSTA1 in combination with durvalumab, gemcitabine and nab-paclitaxel, as first-line treatment in *locally advanced non-resectable* pancreatic ductal adenocarcinoma

Randomize

Cohort 1
Gemcitabine + nab-paclitaxel + Placebo LSTA1 + Placebo durvalumab
N=5

Cohort 2
Gemcitabine + nab-paclitaxel + LSTA1 + Placebo durvalumab
N=5

Cohort 3
Gemcitabine + nab-paclitaxel + LSTA1 + durvalumab
N=up to 20

EUS Biopsy
Screening

12 weeks

Primary Endpoint

8 weeks tumor burden assessments until 24 months or recurrence

12 month
Follow-up

24 months
Follow-up completion

EUS & Biopsy
At weeks 12-16

Tumor burden assessment at screening, cycle 2, and then 8-weekly thereafter. Patients are treated with 28-day cycles until surgery, definitive radiotherapy, unacceptable toxicity, progression or death
Endpoints: safety, DLT, ORR, PFS, OS, DoR, immune profiling

- Sponsor: WARPNINE, Inc. - funding trial
- Timing: Enrollment commenced April 2023

46

 Tartu University Hospital (Investigator initiated trial in Estonia)  Lisata providing study drug and funding trial Sponsor/Partner  Evaluate safety, tolerability, and therapeutic effect of certepetide in combination with standard-of-care (temozolomide) in patients with previously untreated Glioblastoma Multiforme Objective  Phase 2a proof-of-concept, double-blind, placebo-controlled, randomized study evaluating certepetide when added to standard of care (temozolomide) versus SoC and placebo in subjects with newly diagnosed Glioblastoma Multiforme (GBM) Design  N=30 total (N=3 safety run-in, N=18 in main study schema)Study Size  Safety, tolerability  ORR, PFS, OS, disease control rate Endpoints  Enrollment commenced December 2023Timing Appendix 47 Phase 2a trial of certepetide with SoC in first-line GBM

Days 1, 2, 3, 4, 5 and every 28 days for 6 cycles Disease Progression Response rates Safety Temodar® + certepetideConfirm Eligibility Informed Consent 2:1 Survival Analysis 72-hour Run-in without SoC Newly Diagnosed GBM R Temodar® + certepetide matching placebo N=18 N=9 Phase 2a proof-of-concept double-blind, placebo-controlled, randomized, proof-of-concept study evaluating certepetide when added to standard of care (temozolomide) versus temozolomide and matching certepetide placebo in subjects with newly diagnosed GBM • Sponsor: Tartu University Hospital; Estonia • Funding: Lisata • Timing: Enrollment commenced December 2023 Appendix 48 Phase 2a trial of certepetide with SoC in first-line in GBM Main Study Schema Safety Lead-in Schema Confirm Eligibility Informed Consent Newly Diagnosed GBM 3-Day Run-in N=3 TMZ + certepetide Safety AnalysisCertepetide on Days 1, 2 which is repeated after 28 days for 2 cycles * TMZ + certepetide Days 1, 2, 3, 4, 5 and every 28 days for 4 remaining cycles • TMZ will be administered on Days 1, 2, 3, 4, and 5 of each cycle Disease Progression Response rates Safety Survival Analysis

Appendix

FORTIFIDE: Phase 1b/2a continuous infusion study of certepetide

Sponsor/Partner	▪ Lisata (U.S. only)
Objective	▪ Evaluate the safety, tolerability, pharmacodynamics, pharmacokinetics, and efficacy of certepetide when given as a 4-hour continuous infusion in combination with SoC in subjects with second-line mPDAC who have progressed on FOLFIRINOX. Haystack Oncology MRD™ technology to measure ctDNA for early efficacy exploration.
Design	▪ Phase 1b/2a, double-blind, placebo-controlled, three-arm, randomized study evaluating the following treatment arms in subjects with second-line mPDAC who have progressed on FOLFIRINOX: ▪ an intravenous push of certepetide with continuous 4-hour infusion + SoC ▪ a single intravenous push of certepetide with continuous infusion of matching placebo + SoC ▪ an intravenous push of matching placebo with a continuous infusion of matching placebo + SoC
Study Size	▪ N=30
Endpoints	▪ Safety and tolerability ▪ PFS, OS
Timing	▪ First patient treated target 4Q24

49

FORTIFIDE: Phase 1b/2a continuous infusion study of certepetide


Subjects with 2L mPDAC
Obtain Informed Consent
Confirm Eligibility
R
N=10
N=10
N=10
72 hour Run-in without SoC
Gemcitabine, certepetide 3.2 mg/kg single IV push/4-hour continuous certepetide infusion + nab-paclitaxel Days 1, 8, and 15 every 28 days
72 hour Run-in without SoC
Gemcitabine, certepetide 3.2 mg/kg single IV push/ 4-hour continuous placebo infusion + nab-paclitaxel Days 1, 8, and 15 every 28 days
72 hour Run-in without SoC
Gemcitabine, certepetide placebo single IV push/ 4-hour continuous placebo infusion + nab-paclitaxel Days 1, 8, and 15 every 28 days
Primary Endpoint:
• Safety
Secondary Efficacy Endpoints:
• Mean change from baseline in CA19-9 and CEA
• Mean change from baseline in ctDNA (quantitative)
• Pharmacokinetics of certepetide
• ORR, PFS, OS
Secondary Efficacy Endpoints to be assessed:
• At baseline
• C1 Day 1 (2 and 4 hours after dosing)
• C1 Days 8, and 15 pre-dosing for Cycle 1
• Day 1 of each subsequent cycle until disease progression
Safety
Biomarkers
PK
Disease Progression
Response rates
PFS
OS

50